U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of Earliest Event Reported): May 6, 2003

                            RELIV INTERNATIONAL, INC.
             (Exact Name of Registrant as Specified in its Charter)

Delaware                    1-11768                         37-1172197
(State or Other             (Commission File Number)        (IRS Employer
Jurisdiction                                                Identification No.)
Incorporation)

136 Chesterfield Industrial Blvd., Chesterfield, MO               63005
(Address of Principal Executive Offices)                          (Zip Code)

                                 (636) 537-9715
              (Registrant's Telephone Number, including Area Code)

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Item No. 7 - Exhibit

      (c)   The following exhibit is attached hereto:

      Exhibit No.       Exhibit
      -----------       -------

         99 Press Release dated May 6, 2003 captioned: "Reliv' International Achieves Record-Setting 1Q Sales, Doubles Net Income Compared to Prior-Year Period."

Item No. 12 - Results of Operations and Financial Condition

      On May 6, 2003, Reliv' International, Inc. issued a press release reporting earnings and other financial results for its first quarter ended March 31, 2003. A copy of the Press Release is attached as Exhibit 99.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Reliv International, Inc.
                                               -----------------------------
                                                        (Registrant)


Date: May 6, 2003                          By: /s/ Stephen M. Merrick
                                               ---------------------------------
                                               Stephen M. Merrick, Senior Vice
                                               President


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